UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITES EXCHANGE ACT OF 1934

               Date of report :  July 27, 2000
      (Date of earliest event reported): July 24, 2000


                El Paso Energy Partners, L.P.
     (Exact Name of Registrant as Specified in Charter)



       Delaware              1-11680              76-0396023
   (State or Other         (Commission          (IRS Employer
     Jurisdiction          File Number)      Identification No.)
  of Incorporation)



                    El Paso Energy Building,
                      1001 Louisiana Street
                      Houston, Texas 77002
      (Address of Principal Executive Offices)  (Zip Code)

  Registrant's telephone number, including area code: (713) 420-2131

Item 5.        Other Events

     El Paso Energy Partners, L.P., a Delaware limited partnership (the "Registrant"), entered into an Underwriting Agreement dated July 24, 2000 (the "Underwriting Agreement"), among the Registrant, El Paso Energy Partners Company, a Delaware corporation and the general partner of the Registrant, and the underwriters named therein in connection with the Registrant's public offering of up to 4,600,000 common units representing limited partner interests. The Underwriting Agreement is included as
Exhibit 1.1 to this Form 8-K.

Item 7.        Financial Statements and Exhibits


          (c)     Exhibits

Exhibit
No.       Description
--------  ----------------------------------------

1.1 Underwriting Agreement, dated July 24, 2000, among the Registrant, El Paso Energy Partners Company, and the underwriters named therein.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EL PASO ENERGY PARTNERS, L.P.,
                                   (Registrant)

                              By:  El Paso Energy Partners Company,
                                    as General Partner


                                    /S/ D. Mark Leland
                                    -----------------------------
                                        D. Mark Leland
                                     Senior Vice President
                                       and Controller
 Dated: July 27, 2000


                        EXHIBIT INDEX



Exhibit No.  Description
-----------  ----------------------------------------

1.1 Underwriting Agreement, dated July 24, 2000, among the Registrant, El Paso Energy Partners Company, and the underwriters named therein.